    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 1, 1996


                                                      REGISTRATION NO. 333-13379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                              REXALL SUNDOWN, INC.
             (Exact name of Registrant as Specified in its Charter)
                             ---------------------

                      FLORIDA                                          59-1688986
           (State or Other Jurisdiction                             (I.R.S. Employer
         of Incorporation or Organization)                         Identification No.)

                          851 BROKEN SOUND PARKWAY, NW
                           BOCA RATON, FLORIDA 33487
                                 (561) 241-9400

  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                             ---------------------
                              RICHARD WERBER, ESQ.
                         VICE PRESIDENT-LEGAL AFFAIRS,
                         GENERAL COUNSEL AND SECRETARY
                              REXALL SUNDOWN, INC.
                          851 BROKEN SOUND PARKWAY, NW
                           BOCA RATON, FLORIDA 33487
                                 (561) 241-9400

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                             ---------------------
                          COPIES OF COMMUNICATIONS TO:

               PAUL BERKOWITZ, ESQ.                              JEFFREY M. STEIN, ESQ.
           GREENBERG, TRAURIG, HOFFMAN,                              KING & SPALDING
           LIPOFF, ROSEN & QUENTEL, P.A.                          191 PEACHTREE STREET
               1221 BRICKELL AVENUE                            ATLANTA, GEORGIA 30303-1763
               MIAMI, FLORIDA 33131                                  (404) 572-4600
                  (305) 579-0500

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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


                    THIS AMENDMENT NO. 2 IS BEING FILED FOR


                THE SOLE PURPOSE OF FILING EXHIBITS 5.1 AND 23.1

                                    PART II


ITEM 16.  EXHIBITS.



EXHIBIT
NUMBER                                           DESCRIPTION
------       -----------------------------------------------------------------------------------
  1.1    --  Underwriting Agreement**
  5.1    --  Opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A.*
 23.1    --  Consent of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. (contained in
             Exhibit 5.1 hereto)*
 23.2    --  Consent of Coopers & Lybrand L.L.P.**
 24.1    --  Power of Attorney (Reference is made to page II-3 of this Registration
             Statement).**


---------------

  * Filed herewith.

 ** Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on this 1st day of November, 1996.


                                          REXALL SUNDOWN, INC.


                                          By:       /s/  CARL DESANTIS


                                            ------------------------------------

                                                       Carl DeSantis,


                                              Chairman of the Board and Chief
                                                      Executive Officer


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                               TITLE                     DATE
---------------------------------------------  ----------------------------  ------------------
                  /s/  CARL DESANTIS           Chairman of the Board and     November 1, 1996
---------------------------------------------    Chief Executive Officer
                Carl DeSantis

                /s/  CHRISTIAN NAST*           Director, President and       November 1, 1996
---------------------------------------------    Chief Operating Officer
               Christian Nast

                 /s/  DEAN DESANTIS*           Director and Senior Vice      November 1, 1996
---------------------------------------------    President -- Operations
                Dean DeSantis

                /s/  DAMON DESANTIS*           Director and Executive Vice   November 1, 1996
---------------------------------------------    President
               Damon DeSantis

                  /s/  GEARY COTTON*           Vice President -- Finance,    November 1, 1996
---------------------------------------------    Chief Financial Officer,
                Geary Cotton                     Treasurer and Chief
                                                 Accounting Officer

                /s/  NICKOLAS PALIN*           Director and Senior Vice      November 1, 1996
---------------------------------------------    President -- Sales and
               Nickolas Palin                    Marketing

                 /s/  STANLEY LEEDY*           Director                      November 1, 1996
---------------------------------------------
                Stanley Leedy

            /s/  RAYMOND MONTELEONE*           Director                      November 1, 1996
---------------------------------------------
             Raymond Monteleone

                  /s/  HOWARD YENKE*           Director                      November 1, 1996
---------------------------------------------
                Howard Yenke

*By:        /s/  CARL DESANTIS
    -----------------------------------------
             Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION OF EXHIBITS
------       ----------------------------------------------------------------------
   5.1    -- Opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A.
  23.1    -- Consent of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A.
             (contained in Exhibit 5.1 hereto)